As filed with the Securities and Exchange Commission on February 25, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ETFIS SERIES TRUST I

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Joint Proxy Statement

February ___ 2015

Important Voting Information Inside

ETFis Series Trust I

InfraCap MLP ETF (AMZA)

BioShares Biotechnology Products Fund (BBP)

BioShares Biotechnology Clinical Trials Fund (BBC)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail. Details on voting can be found on

your proxy card.

ETFis Series Trust I

6 E. 39th Street, Suite 1003

New York, NY 10016

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1

Notice of Special Meeting of Shareholders	4

Important Information to Help You Understand the Proposals	6

Joint Proxy Statement	11

Proposal 1: To approve a proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (“Adviser”)	12

Proposal 2: To approve, with respect to the InfraCap MLP ETF, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and Infrastructure Capital Advisors, LLC	21

Proposal 3: To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and LifeSci Index Partners, LLC	28

Proposal 4: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	34

Outstanding Shares and Voting Requirements	34

Additional Information on the Operation of the Funds	35

Other Matters	37

Exhibit A: Form of the proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC	A-1

Exhibit B: Form of the proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, on behalf of the InfraCap MLP ETF, the Adviser and Infrastructure Capital Advisors, LLC	B-1

Exhibit C: Form of the proposed new Investment Sub-Advisory Agreement to be entered into on behalf of each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund by and among the Trust, the Adviser and LifeSci Index Partners, LLC	C-1

ETFis Series Trust I

February ___, 2015

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of ETFis Series Trust I (the “Trust”), to be held at [4:00 p.m.], Eastern time, on ______ at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016. Formal notice of the Meeting appears after this letter, followed by a Joint Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, or by voting by telephone or through the Internet at your earliest convenience.

ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is currently the sole owner and member of Etfis Capital LLC (the “Adviser”), the investment adviser to the InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), has entered into an agreement with Virtus Partners, Inc. (“VPI”), a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”), that provides for the acquisition by VPI of a majority interest in a new holding company (“NewCo”) which will wholly own the Adviser’s Parent and the Adviser (the “Transaction”).

The Adviser is excited about the Transaction for a number of reasons. Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. On a collective basis, the Virtus affiliated subsidiary registered investment advisers manage over $56.7 billion in assets (including over $43.9 billion in registered investment company assets). The Adviser expects that, among other things, the Transaction will raise the profile and visibility of the Funds, while having a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

Under the terms of the Transaction, the current owners and management team of ETFis Capital will retain their management positions and will own a significant minority ownership interest in NewCo, which will wholly own the Adviser’s Parent and the Adviser. The Adviser does not expect any interruption of, or change to, the Adviser’s daily

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business or operations of the Trust and the Funds as a result of the Transaction, except that Virtus plans to incorporate the Adviser into certain of Virtus’ compliance programs. Further, the Adviser expects that each Fund’s respective portfolio management team, which manages the applicable Fund pursuant to an investment sub-advisory agreement by and among the Trust, the Adviser and the applicable sub-adviser (each, a “Sub-Adviser”), will remain intact, and there will be no changes to the investment objectives or strategies used by, or the total amount of fees charged to, any Fund as a result of the Transaction.

Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Transaction will constitute a “change of control” of the Adviser that will, when it closes, terminate the current investment advisory agreement between the Adviser and the Trust on behalf of the Funds (the “Current Advisory Agreement”). By their terms, each investment sub-advisory agreement between a Fund and its respective sub-adviser (each a “Current Sub-Advisory Agreement”) will terminate upon the termination of the Current Advisory Agreement with respect to the corresponding Fund. Therefore, the Current Advisory Agreement and each Current Sub-Advisory Agreement require that the Trust obtain from shareholders of each Fund approval of a new investment advisory agreement and new investment sub-advisory agreements to continue the current management of each of the Funds by the Adviser and their respective Sub-Advisers after the closing of the Transaction.

After careful consideration, the Trust’s Board of Trustees has approved, on behalf of the Funds, a new investment advisory agreement with the Adviser and new investment sub-advisory agreements with each respective Sub-Adviser, and recommends that you vote “FOR” approval of the new investment advisory agreement and applicable new investment sub-advisory agreement for each Fund in which you are invested.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Joint Proxy Statement and cast your vote. It is important that your vote be received no later than _______, 2015.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Joint Proxy Statement and have the enclosed proxy card at hand	1) Read the Joint Proxy Statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the

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time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call [NUMBER].

Sincerely,

William J. Smalley

President

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ETFIS SERIES TRUST I

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 4:00 P.M., EASTERN TIME, ON [DATE]. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.____.COM OR BY CALLING THE FUND AT [NUMBER].

To the Shareholders of the InfraCap MLP ETF, BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of ETFis Series Trust I (the “Trust”), will be held at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016, at [4:00 p.m.], Eastern time, on [DATE]. The purpose of the Meeting is to consider and vote on the following matters:

1.	With Respect to All Funds: To approve a proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (the “Adviser”).

2.	With Respect to the InfraCap MLP ETF: To approve, with respect to the InfraCap MLP ETF, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and Infrastructure Capital Advisors, LLC.

3.	With Respect to the BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund: To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and LifeSci Index Partners, LLC.

4.	With Respect to All Funds: To transact such other business, not currently contemplated, as may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record of each Fund as of the close of business on February 19, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Joint Proxy Statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS

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REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

William J. Smalley

President, ETFis Series Trust I

Dated: February ___, 2015

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Joint Proxy Statement. We have provided you with a brief overview of the Joint Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I get this package of materials?

A. You are receiving the enclosed Joint Proxy Statement as a holder of shares of the InfraCap MLP ETF, the BioShares Biotechnology Products Fund or the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of the ETFis Series Trust I (the “Trust”), in connection with a special meeting of shareholders of the Funds (the “Meeting”) scheduled to be held at [4:00 p.m.], Eastern Time, on [DATE]. All holders of Fund shares as of the close of business on February 19, 2015 (the “Record Date”) are entitled to attend and vote at the Meeting.

Q: What am I being asked to vote on?

A: You are being asked to approve the following Proposals:

(i)	With Respect to each Fund: a proposed new Investment Advisory Agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (the “Adviser”), to become effective upon the closing of the proposed transaction (the “Transaction”) between ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is the sole member and owner of the Adviser, and Virtus Partners, Inc., a Delaware corporation (“VPI”), whereby VPI will acquire, collectively, a majority ownership interest in a new holding company (“NewCo”) which will wholly own the Adviser’s Parent and the Adviser;
(ii)	With Respect to the InfraCap MLP ETF: a new investment sub-advisory agreement (the “InfraCap Sub-Advisory Agreement”) by and among the Trust, on behalf of the InfraCap MLP ETF, the Adviser and Infrastructure Capital Advisors, LLC (“InfraCap”), to become effective upon the closing of the Transaction; and
(iii)	With Respect to the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund: a new investment sub-advisory agreement (the “BioShares Sub-Advisory Agreements”, and together with the InfraCap Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) by and among the Trust, on behalf of each of the BioShares Biotechnology Products Fund and the BioShares
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Biotechnology Clinical Trials Fund, the Adviser and LifeSci Index Partners, LLC (“LifeSci”), to become effective upon the closing of the Transaction.

Q. How does the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) recommend that I vote with respect to each Proposal?

A. After careful consideration of the Proposals, the Board of Trustees, including each of its independent trustees, recommends that you vote FOR each of the Proposals.

Q: Why am I being asked to vote on the New Agreements?

A: The Adviser’s Parent entered into an Investment Agreement with VPI regarding the Transaction on January 24, 2015. VPI is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Under the terms of the Transaction, Virtus will acquire a majority of the equity interests of NewCo when the Transaction closes on or around April 1, 2015. Although the Adviser and each Fund’s Sub-Adviser intends to continue to manage each Fund, and each Fund’s current portfolio management team intends to remain in place following the Transaction, Virtus’ new ownership position will result in a “change of control” of the Adviser that will terminate the current Investment Advisory Agreement by and between the Trust, on behalf of the Funds, and the Adviser (the “Current Advisory Agreement”). Further, each Fund’s current investment sub-advisory agreement by and among the Trust, on behalf of the Fund, the Adviser and its respective Sub-Adviser (each, a “Current Sub-Advisory Agreement”) will terminate upon the termination of the Current Advisory Agreement.

The Board of Trustees, after careful consideration, has approved the New Advisory Agreement and each of the New Sub-Advisory Agreements (together, the “New Agreements”) to replace the Current Agreements when they terminate at the closing of the Transaction. However, under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each of the New Agreements requires shareholder approval by the applicable Fund’s shareholders in order to become effective with respect to the Fund. Therefore, the Board of Trustees is submitting to a vote of each Fund’s shareholders the New Advisory Agreement and the Fund’s applicable New Sub-Advisory Agreement. As a shareholder, you are entitled to vote on the New Advisory Agreement and New Sub-Advisory Agreement for each Fund whose shares you owned as of the Record Date.

Q. Does the Board of Trustees recommend that shareholders vote to approve the New Agreements?

A. Yes, the Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement for that Fund. The various factors the Board of Trustees considered in making this determination are described in the Joint Proxy Statement.

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Q: When would the New Agreements take effect?

A: If approved by a Fund’s shareholders, the Fund’s New Agreements would each take effect if and when the Transaction is completed. Currently, this is expected to occur on or about April 1, 2015.

Q: How will the Transaction affect shareholders of the Funds?

A: Your Fund investment is not expected to change as a result of the Transaction. The Adviser and the Sub-Advisers intend to continue to manage the Funds without making any changes in the management of, or total fees charged to, any of the Funds. The Adviser believes that the Transaction will raise the profile and visibility of the Funds, and have a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

Q: How does the New Advisory Agreement differ from the Current Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, and differ only with respect to the new effective date and termination date for the New Advisory Agreement for each Fund.

Q: How do the New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements?

A: The terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Current Sub-Advisory Agreements, and differ (with the exception of certain fee arrangements under the New Sub-Advisory Agreement for the InfraCap MLP ETF (the “New InfraCap Agreement”) that are described below) only with respect to the new effective date and termination date of each of the New Sub-Advisory Agreements.

With respect to the InfraCap MLP ETF, the New InfraCap Agreement has been revised to change the structure, but not the amount, of the fee arrangements by and among the Fund, the Adviser and Infrastructure Capital Advisors, LLC (“InfraCap”), the InfraCap MLP ETF’s Sub-Adviser, to be consistent with the Trust’s other sub-advisory fee arrangements. In this regard, InfraCap has agreed to become responsible for paying the management fee that the InfraCap MLP ETF owes to the Adviser under the New Advisory Agreement (the “Adviser’s Fee”), which is currently paid to the Adviser directly by the Fund. In order to provide InfraCap the resources to pay the Adviser’s Fee, the New InfraCap Agreement has been revised to increase the fee paid to InfraCap by an amount equal to the Adviser’s Fee. This change will not result in any increase in total advisory fees charged to the InfraCap MLP ETF or its shareholders, or result in any reduction or modification in the nature or level of services provided by the Adviser or InfraCap to the InfraCap MLP ETF. Instead, it only changes the structure of payment of the Adviser’s Fee so that it will be paid by the

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Sub-Adviser out of the fees received from the Fund rather than directly by the Fund, which is consistent with the Trust’s other sub-advisory fee arrangements.

Q: Will the approval of the New Agreements change the total aggregate fees payable by my Fund under the Current Agreements?

A: No. The total aggregate fees payable by each Fund to the Adviser and each Sub-Adviser under the applicable New Agreements will be the same as the fees paid under the applicable Current Agreements.

Q: How will the approval of the New Agreements change the management of the Funds?

A: It is contemplated that the current management of the Funds will not change with the approval of the New Agreements. Upon the approval of the New Agreements by each Fund’s respective shareholders, each Fund will continue to be managed by the Adviser and its Sub-Adviser, and it is expected that each Fund’s portfolio management team will remain the same.

Q: Who is eligible to vote?

A: Shareholders of record of each Fund at the close of business on February 19, 2015 are entitled to be present and to vote at the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each Proposal presented at the Meeting for that Fund.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which you are entitled to vote but for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals for which you are entitled to vote.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

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A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than [DATE], to ensure there is a quorum for the Meeting. You may be contacted by officers of the Trust or the Adviser, or by a proxy solicitor, who will remind you to vote your shares. If a Fund has not received sufficient votes to have a quorum at the Meeting or has not received enough votes to approve the New Agreements for that Fund, then the Meeting may be adjourned with respect to that Fund to a later date so we can continue to seek more votes.

Q: What happens if the Proposals are not approved?

A: If the Transaction has closed and a Proposal is not approved with respect to a Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement, then an interim Advisory Agreement and/or interim Sub-Advisory Agreement, as applicable (each an “Interim Agreement”), will become effective with terms substantially identical to the terms of the applicable Current Agreement, except that any Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction or shareholders’ approval of the New Advisory Agreement and/or a New Agreement and the fees under such Interim Agreement will be escrowed. If an Interim Agreement expires prior to shareholders approving the applicable New Agreement, then the Board will take such action as it deems to be in the best interests of the applicable Fund and the Adviser and/or Sub-Adviser, as applicable, will be paid the lesser of its costs incurred in performing its services under the Interim Agreement with respect to such Fund(s) or the total amount in the escrow account, plus interest earned. If the Transaction does not close or a Proposal is not approved with respect to a Fund’s New Agreements, then the Current Agreements for that Fund will remain effective. The Joint Proxy Statement contains additional information regarding the Interim Agreements.

Q: Who will pay for the proxy solicitation?

A: Virtus and the Adviser’s Parent have agreed that NewCo will assume all costs, fees and expenses incurred by the Funds in connection with the Transaction and the proxy solicitation, including proxy solicitor fees, legal and accounting fees, the meeting fees of the Board for meetings held in connection with the Transaction, and other costs associated with the Transaction and the solicitation of proxies with respect to the Proposals. The Funds will not bear any of these costs.

Q: Whom should I call for additional information about the Joint Proxy Statement?

A: If you have any questions regarding the Joint Proxy Statement or completing and returning your proxy card, you can call [NUMBER].

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ETFIS SERIES TRUST I

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [DATE]

PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of ETFis Series Trust I, a Delaware statutory trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 6 E. 39th Street, Suite 1003, New York, NY 10016. This Joint Proxy Statement and form of proxy were first mailed to shareholders on or about February ___, 2015.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement and new investment sub-advisory agreements for the Funds as a result of a proposed transaction (the “Transaction”) between ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is the sole member and owner of the Fund’s investment adviser, Etfis Capital LLC (the “Adviser”), and Virtus Partners, Inc., a Delaware corporation (“VPI”), whereby VPI will acquire a majority ownership interest in a new holding company (“NewCo”), which will wholly own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s management team will own the remaining equity of NewCo. Shareholders of record of each Fund as of the close of business on February 19, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by each Fund’s shareholders.

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[The Trust has retained _____ to solicit proxies for the Meeting. _______ is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $________, and will be paid by NewCo.]

In addition to solicitation through the mail, proxies may be solicited by _______ or by officers, employees and agents of the Trust without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The Adviser’s Parent and VPI will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

The following table indicates the Proposals of each Fund for which the votes of holders of shares are being solicited pursuant to this Joint Proxy Statement.

Fund	Proposal 1	Proposal 2	Proposal 3
InfraCap MLP ETF	X	X
BioShares Biotechnology Products Fund	X		X
BioShares Biotechnology Clinical Trials Fund	X		X

PROPOSAL 1:	TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT by and between the Trust, on behalf of the Funds, and Etfis Capital LLC

Background. The Adviser is currently wholly owned by the Adviser’s Parent, which is the sole member of the Adviser. The Adviser’s Parent is controlled by William J. Smalley, who also serves as President, Chief Executive Officer and Secretary of the Trust, and Matthew B. Brown, who also serves as Chief Compliance Officer of the Trust. Brinton W. Frith serves as the Adviser’s President. The Adviser’s Parent is also the owner and sole member of ETF Distributors, LLC, which serves as the distributor for each Fund (the “Distributor”).

In addition to the Funds, the Trust currently has two additional series with effective registration statements, Tuttle Tactical Management U.S. Core ETF and InfraCap REIT Preferred ETF, and the Board has also approved contracts for and the registration of additional future series. As none of these series currently have public shareholders, they are not included in this Joint Proxy Statement.

Terms of the Transaction with Virtus. On January 24, 2015, the Adviser’s Parent and VPI entered into an Investment Agreement whereby VPI will acquire a majority equity

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ownership interest in the Adviser’s Parent and the Adviser.1 VPI is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”).

The consummation of the Transaction is subject to the satisfaction or waiver of various conditions, including, but not limited to: the completion of certain restructuring transactions involving the Adviser’s Parent, the Adviser and the Distributor; the fulfillment of pre-closing covenants in all material respects; compliance with certain financial covenants; obtaining certain approvals from a regulatory body and the Trust’s Board; and the accuracy of representations and warranties made in the Investment Agreement at the time of closing.

Upon the completion of the Transaction, Virtus will own a majority of NewCo, a new holding company formed to own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s Management team will own the remaining equity of NewCo. It is contemplated that the Transaction will not result in any change to the objectives, strategies or management, or the total amount of fees, of any of the Funds. Following the closing of the Transaction, the Funds will continue to be managed by the Adviser and the sub-advisers (each, a “Sub-Adviser”) and the portfolio management team for each Fund is expected to remain the same. Further, the Adviser does not expect any interruption of, or change to, the Adviser’s daily business or operations as a result of the Transaction, except that Virtus plans to incorporate the Adviser into certain of Virtus’ compliance programs.

Information Concerning Virtus. Virtus Investment Partners, Inc. is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industry, currently managing, on a collective basis among all of its affiliated subsidiary registered investment advisers, over $56.7 billion in assets (including over $43.9 billion in registered investment company assets). The Adviser expects that, among other things, the Transaction will raise the profile and visibility of the Funds, and have a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

Assignment and Termination of the Current Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), a transaction that results in a change of control or management of an investment adviser is deemed an “assignment.” The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Consummation of the Transaction will result in a “change of control” of the Adviser for purposes of the Investment Company Act and will result in an “assignment” and

1  Virtus will acquire a similar interest in the Distributor as part of the Transaction.

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termination of the current investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Current Advisory Agreement”).

The Board of Trustees recommends that each Fund’s shareholders approve the proposed new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser.

Section 15(f) of the Investment Company Act. The Transaction has been structured in reliance upon Section 15(f) of the Investment Company Act. Section 15(f) provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an “unfair burden” (as defined in the Investment Company Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor advisor), or any “interested person” (as defined under the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). Under the terms of the Investment Agreement, Virtus acknowledged the Adviser’s Parent’s reliance on Section 15(f) of the Investment Company Act and has agreed that it will, and will cause its affiliates to, refrain from imposing, or agreeing to impose, any unfair burden on any Fund.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust’s Board of Trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. Because three of the Board’s four Trustees are not “interested persons” of the Adviser, the constitution of the Board of Trustees currently satisfies the foregoing condition. Under the terms of the Investment Agreement, no interested person of the Adviser within the meaning of the Investment Company Act may serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

Current Advisory Agreement. The Adviser currently provides investment advisory services to each Fund pursuant to the Current Advisory Agreement. The Current Advisory Agreement is dated as of August 27, 2013. The Current Advisory Agreement was: (i) approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent

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Trustees”), on August 27, 2013; (ii) submitted to and approved by shareholders of the Fund as of August 1, 2014; and (iii) ratified by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 2014.

Pursuant to the Current Advisory Agreement, the Adviser receives a management fee equal to 0.075% of the daily average net assets of each Fund.

Comparison of Current Advisory Agreement and New Advisory Agreement. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement and differ only with respect to the effective date and termination date of the New Advisory Agreement.

Investment Management Services. As is the case under the Current Advisory Agreement, the Adviser is charged under the New Advisory Agreement with: (i) managing the investment and reinvestment of assets of each Fund; (ii) selecting the securities to be purchased, retained or sold by each Fund; (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) selecting Sub-Advisers for each Fund and supervising the activities of each Fund’s Sub-Adviser; (v) voting proxies for each Fund; and (vi) providing other administrative, managerial and oversight services to each Fund, all subject to the supervision of the Board of Trustees of the Trust and in accordance with the Investment Company Act, and any rules thereunder, and the investment objectives and policies of each Fund. In accordance with the Current Advisory Agreement, the Adviser has, with the approval of the Board of Trustees, delegated the services under clauses (i) – (iii) with the respect to each Fund to the Fund’s Sub-Adviser.

Fees. Under the New Advisory Agreement, the Adviser will receive a fee for each Fund, computed and accrued daily and paid monthly, at an annual rate of 0.075% of the average daily net assets of the Fund, which is the same fee that the Adviser currently receives under the Current Advisory Agreements. During the fiscal year ended October 31, 2014, the Adviser was paid $238.63 in advisory fees by the InfraCap MLP ETF.

Engagement of Sub-Advisers. Upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of each Fund to the Fund’s Sub-Adviser under a proposed new sub-advisory agreement (each, a “New Sub-Advisory Agreement”), by and among the Trust, on behalf of the applicable Fund, the Adviser and the Sub-Adviser to the Fund, in the same manner as the Adviser has currently delegated such obligations pursuant to the Current Sub-Advisory Agreements.

Continuance. If the New Advisory Agreement is approved by shareholders of a Fund, it will become effective with respect to that Fund upon the consummation of the Transaction. The New Advisory Agreement will remain in force for an initial term of two years, and

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from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Limitation of Liability. The New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, the Adviser will continue to serve as the investment adviser to each Fund pursuant to the terms of the Current Advisory Agreement.

The form of the proposed New Advisory Agreement is attached as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit A.

Interim Advisory Agreement. In the event shareholders of one or more Fund(s) do not approve the New Advisory Agreement prior to the closing of the Transaction, an interim Investment Advisory Agreement between the Trust, on behalf of the applicable Fund(s), and the Adviser (the “Interim Advisory Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement at the February 19, 2015 meeting in order to ensure continuity of investment advisory services to the Funds under such circumstances. The terms of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below.

Term of Interim Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or, with respect to each Fund, when shareholders of that Fund, approve the New Advisory Agreement.

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Escrow Provisions of the Interim Advisory Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of such Fund(s), and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to such Fund(s) or the total amount in the escrow account, plus interest earned.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Trustees who are not “interested persons” of the Adviser or Sub-Advisers (“Independent Trustees”), review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At in-person meetings on August 27, 2013, August 26, 2014 and November 18, 2014 the Board, including the Independent Trustees, reviewed and considered the initial approval/ratification of the Current Advisory Agreement with respect to, respectively, the InfraCap MLP ETF (“InfraCap Fund”) and the BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund (together, the “BioShares Funds”). In a telephonic meeting on February 13, 2015, and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New Advisory Agreement for the Funds, pursuant to which the Advisor would provide the Funds with the same services on substantially the same terms.

At the February 19, 2015 meeting, Board noted that at the 2014 meetings it had engaged in the same evaluation process of the Funds’ Current Advisory Agreement as is now required with respect to the Funds’ New Advisory Agreement. The Adviser represented to the Board that there had been no material changes or developments relating to it since the approval of the Current Advisory Agreement, other than changes subsequently reported to the Board. In light of the proximity of the Board’s consideration of the approval of the Current Advisory Agreement and its ongoing oversight of the Adviser, the Board determined that it was not necessary to repeat in toto all aspects of its review of the Adviser. Thus, in considering whether to approve the New Advisory Agreement for the Funds, the Board focused on the effect that the Transaction would likely have on Adviser and the Funds.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction. In addition, at the

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February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the Funds and their advisory arrangements. The information requested and received by the Board, among other information, included the following:

•	A description of the Transaction, including its effects on the Adviser, Trust, Funds, Board, and any proposed changes to the Board, Trust or Funds, including fee structures;
•	Information regarding the financial resources of Virtus and the Adviser’s capital structure after the Transaction, including confirmation that the Adviser would be able to provide at least the same scope and quality of services to the Funds;
•	Information regarding the Adviser’s due diligence process with respect to Virtus;
•	Information regarding Virtus’ experience in the asset management industry and with respect to registered investment companies, in particular;
•	Virtus’ strategic plans for the Adviser following the Transaction;
•	Information regarding the extent to which Virtus personnel expect to be involved in the Adviser’s day-to-day operations following the Transaction;
•	Information regarding the anticipated impact of the Transaction on the Adviser’s compliance function, including the additional compliance resources to be made available to the Adviser following the Transaction;
•	A description of potential changes to the Trust’s advisory arrangements in connection with the Transaction;
•	A description of expected enhancements following the Transaction to the distribution and marketing efforts of the Adviser with respect to the Funds;
•	Information regarding the ownership of the Adviser following the Transaction, including the continuing ownership stake of management personnel in the Adviser; and
•	Verification of the continuation of the Trust’s fidelity bond and Trustees’ insurance coverage following the Transaction.

Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the Fund's shareholders.

In determining whether to approve the New Advisory Agreement, the Trustees considered the best interests of each Fund separately. With respect to the InfraCap Fund, the Board

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considered its review of the Current Advisory Agreement on August 27, 2013 and August 26, 2014 and the information received in connection with its February 19, 2015 meeting. With respect to the BioShares Funds, the Board considered its review of the Current Advisory Agreement on November 18, 2014 and the information received in connection with its February 19, 2015 meeting. In each instance the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the performance of the Funds; (3) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund, as well as fee rates charged by the Adviser and other advisers for comparable strategies; (4) the extent to which economies of scale may be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) other benefits to be derived by the Adviser from its relationship with the Fund; and (6) the likely effects of the Transaction with Virtus on the Fund and its shareholders.

Nature, Extent and Quality of Services. With respect to the approval of the New Advisory Agreement for each Fund, the Board considered representations by the Adviser and Virtus that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Adviser’s efforts to enhance distribution of the Funds’ shares and add new series; or the Funds’ service providers or sub-advisors. The Board also considered the representation by the Adviser and Virtus that the Adviser’s compliance function would be enhanced following the Transaction. The Board further considered the Adviser’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, other than the Transaction, since the Board’s consideration of the Current Advisory Agreement on August 26, 2014 (for the InfraCap Fund) and November 18, 2014 (for the BioShares Funds). Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by the Adviser were appropriate for each Fund and, thus, determined to approve the New Advisory Agreement with respect to each Fund.

Investment Performance. The Board considered comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the approval of the New Advisory Agreement. In this regard, among other things, the Board noted that each Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of each Fund, including trading activity in the Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the Funds. In analyzing the cost of services and profitability of the Adviser by Fund, the Board considered that the Transaction would result in no changes to the aggregate fees charged to any Fund: under the New Advisory Agreement, each Fund would pay the same aggregate fee rate to the Adviser and applicable Sub-Adviser as it currently pays in the existing advisory arrangements. Further, the Board noted that the Adviser does not charge

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any other clients a lower fee rate for similar strategies and that other vehicles offering comparable strategies have similar fee levels. Based on the foregoing information, the Board concluded that the profitability levels would be reasonable in light of the services to be performed by the Adviser.

Economies of Scale. The Board considered that each Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New Advisory Agreement.

Other Benefits Derived by the Adviser from its Relationship with the Funds. The Board considered that (other than the advisory fee) there are no material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with each Fund. Further, the Board noted that no such benefits are expected as a result of the Transaction. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New Advisory Agreement.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the Adviser and the Funds. In this regard, among other things, the Board noted that the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and the same people who currently manage a Fund’s assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement. The Board also observed that the Adviser would be in a stronger financial position after the Transaction to continue to provide high-quality advisory services to the Funds and that Virtus has significant experience in the investment management industry, including with respect to distributing registered investment company shares, which may positively contribute to the growth of the Funds. Additionally, the Board considered that Fund shareholders would not bear any costs in connection with the Transaction.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of each Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.

To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim Advisory Agreement. If necessary, the Interim Advisory Agreement will take effect upon the closing of the Transaction with respect to any Fund whose shareholders have not yet approved the New Advisory Agreement. The terms of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement and the New Advisory Agreement, except that the duration

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of the Interim Advisory Agreement is limited and fees paid under the Agreement would be escrowed, all as described above.

Shareholder Approval

To become effective with respect to a Fund, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement. The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO APPROVE, WITH RESPECT TO THE INFRACAP MLP ETF, A PROPOSED NEW SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND INFRASTRUCTURE CAPITAL ADVISORS, LLC

Current Sub-Advisory Agreement. Infrastructure Capital Advisors, LLC, a New York limited liability company (“InfraCap”), currently provides investment sub-advisory services to the InfraCap MLP ETF (the “InfraCap Fund”) pursuant to a Sub-Advisory Agreement dated as of August 1, 2014 (the “Current InfraCap Agreement”). The Current InfraCap Agreement was: (i) approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent Trustees”), on August 27, 2013; (ii) submitted to and approved by shareholders of the InfraCap Fund as of August 1, 2014; and (iii) ratified by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 2014.

Under the Current InfraCap Agreement, InfraCap receives from the InfraCap Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.875% of the average daily net assets of the InfraCap Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, InfraCap is currently responsible for paying all of the expenses of the InfraCap ETF except for the Adviser’s management fee, InfraCap’s fee, payments under the InfraCap Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the InfraCap Fund.

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During the fiscal year ended October 31, 2014, the InfraCap Fund paid to InfraCap sub-advisory fees of $2,784.06.

Assignment and Termination of the Current InfraCap Agreement. By its terms, the Current InfraCap Agreement will terminate upon the termination of the Current Advisory Agreement (which, as discussed above, will terminate upon the closing of the Transaction).

Comparison of Current Advisory Agreement to New Sub-Advisory Agreement. The terms of the proposed new Sub-Advisory Agreement for the InfraCap Fund (the “New InfraCap Agreement”) are substantially identical to those of the Current InfraCap Agreement, and differ only with respect to the effective date and termination date of the New InfraCap Agreement and the fee provisions described below.

Investment Management Services. As stated above, upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of the InfraCap Fund to InfraCap under the New InfraCap Agreement in the same manner as the Adviser has currently delegated such obligations pursuant to the Current InfraCap Agreement. As is the case under the Current InfraCap Agreement, InfraCap is charged under the New InfraCap Agreement with: (i) managing the investment and reinvestment of assets of the InfraCap Fund; (ii) determining the securities to be purchased, retained or sold by the InfraCap Fund; and (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) voting proxies on behalf of the InfraCap Fund; and (v) providing other administrative, managerial and oversight services to the InfraCap Fund, all subject to the supervision of the Adviser and the Board of Trustees of the Trust and in accordance with the Investment Company Act and any rules thereunder, and the investment objectives and policies of the InfraCap Fund.

Fees. InfraCap has agreed, under the New InfraCap Agreement, to be responsible for paying the management fee that the InfraCap Fund owes to the Adviser under the New Advisory Agreement (the “Adviser’s Fee”). The Adviser’s Fee, which is computed and accrued daily and paid monthly, is equal to an annual rate of 0.075% of the average daily net assets of the InfraCap Fund. Accordingly, the New InfraCap Agreement differs from the Current InfraCap Agreement as follows:

•	following the date that the New InfraCap Agreement becomes effective, InfraCap will be responsible for paying the Adviser’s Fee; and
•	the management fee paid to InfraCap under the New InfraCap Agreement has been increased by 0.075% (i.e., an amount equal to the Adviser’s Fee) from 0.875% to 0.95%.

The New InfraCap Agreement also differs from the Current InfraCap Agreement with respect to the effective date and termination date of the New InfraCap Agreement. None of

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the above changes will result in any increase in total advisory fees charged to the InfraCap Fund or its shareholders, or result in any reduction or modification in the nature or level of services provided by the Adviser or InfraCap to the InfraCap Fund.

As is the case under the Current InfraCap Agreement, under the New InfraCap Agreement, the fee paid to InfraCap is structured as a “unified fee”, and, in exchange for the sub-advisory fee, InfraCap is responsible for paying all of the expenses of the InfraCap ETF except for InfraCap’s fee, payments under the InfraCap Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the InfraCap Fund. This is the same fee arrangement under the Current InfraCap Agreement, except that, as stated above, InfraCap is also responsible under the New InfraCap Agreement for paying the Adviser’s Fee.

The following table summarizes the advisory fees paid by the InfraCap Fund to the Adviser and Sub-Adviser through October 31, 2014, the most recent fiscal year end of the InfraCap Fund.

Fund	Advisory Fees	Sub-Advisory Fees	Total Fees
Actual Fees	$238.63	$2,784.06	$3,022.69
Pro-Forma Fees		$3,022.69*	$3,022.69

* The $2,513.10 paid to the Sub-Adviser would be a “unified fee” out of which the Adviser would be entitled to be paid $238.63.

Continuance. If the New InfraCap Agreement is approved by shareholders of the InfraCap Fund, it will become effective upon the consummation of the Transaction. The New InfraCap Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the InfraCap Fund. In either event, continuance of the New InfraCap Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The New InfraCap Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the InfraCap Fund, or by the Adviser. The New InfraCap Agreement will automatically terminate in the event of its assignment, as defined by the Investment Company Act and the rules thereunder, or if the New Advisory Agreement is terminated.

Limitation of Liability. The New InfraCap Agreement provides that InfraCap shall not be liable for any error of judgment or for any loss suffered by the Trust or the InfraCap Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, InfraCap will continue to serve as the investment sub-adviser to the InfraCap Fund pursuant to the terms of the Current InfraCap Agreement.

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The form of the proposed New InfraCap Agreement is attached as Exhibit B. The descriptions of the New InfraCap Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit B.

Interim Sub-Advisory Agreement. In the event shareholders of a the InfraCap Fund do not approve the New InfraCap Agreement prior to the closing of the Transaction, an interim Sub-Advisory Agreement by and among the Trust, on behalf of the InfraCap Fund, the Adviser and InfraCap (the “Interim InfraCap Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim InfraCap Agreement at the February 19, 2015 meeting in order to assure continuity of investment advisory services to the InfraCap Fund following the Transaction. The terms of the Interim InfraCap Agreement are substantially identical to those of the Current InfraCap Agreement, except for the term and escrow provisions described below.

Term of Interim InfraCap Agreement. The Interim InfraCap Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the InfraCap Fund approve the New InfraCap Agreement.

Escrow Provisions of the Interim InfraCap Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by InfraCap under the Interim InfraCap Agreement will be held in an interest-bearing escrow account. If shareholders of the InfraCap Fund approve the New InfraCap Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim InfraCap Agreement will be paid to InfraCap. If shareholders of the InfraCap Fund do not approve the New InfraCap Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the InfraCap Fund, and InfraCap will be paid the lesser of its costs incurred in performing its services under the Interim InfraCap Agreement or the total amount in the escrow account, plus interest earned.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Independent Trustees, review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At in-person meetings on August 27, 2013 and August 26, 2014, the Board, including the Independent Trustees, reviewed, considered and ratified the initial approval of the Current InfraCap Agreement for the InfraCap Fund. In a telephonic meeting on February 13, 2015 and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New InfraCap Agreement for the Fund, pursuant to which InfraCap would provide the Fund with the same services on substantially the same terms.

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At the February 19, 2015 meeting, Board noted that at the 2013 and 2014 meetings it had engaged in the same evaluation process of the Current InfraCap Agreement as is now required with respect to the New InfraCap Agreement. InfraCap represented to the Board that there had been no material changes or developments relating to it since the approval of the Current InfraCap Agreement, other than changes subsequently reported to the Board. In light of the proximity of the Board’s consideration of the approval of the Current InfraCap Agreement and its ongoing oversight of InfraCap, the Board determined that it was not necessary to repeat in toto all aspects of its review of InfraCap. Thus, in considering whether to approve the New InfraCap Agreement for the InfraCap Fund, the Board focused on the effect that the Transaction would likely have on InfraCap and the InfraCap Fund.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction and requested and received information from InfraCap. In addition, at the February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the InfraCap Fund and its advisory arrangements. The information requested and received by the Board regarding the Transaction, among other information, was extensive and is detailed earlier in the Joint Proxy Statement.

Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New InfraCap Agreement and recommended approval of the New InfraCap Agreement to the InfraCap Fund's shareholders.

In determining whether to approve the New InfraCap Agreement, the Trustees considered the best interests of the InfraCap Fund. The Board considered its review of the Current InfraCap Agreement on August 27, 2013 and August 26, 2014, and the information received in connection with its February 19, 2015 meeting. On each occasion, the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by InfraCap; (2) the costs of the services to be provided and profits to be realized by InfraCap from its relationship with the InfraCap Fund, as well as fee rates charged by InfraCap and other advisers for comparable strategies; (3) the extent to which economies of scale may be realized as the InfraCap Fund grows and whether management fee levels reflect these economies of scale for the benefit of the InfraCap Fund’s investors; (4) other benefits to be derived by InfraCap from its relationship with the InfraCap Fund; and (5) the likely effects of the Transaction on the InfraCap Fund and its shareholders. In addition, at the February 19 meeting, the Board considered the performance of the InfraCap Fund.

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Nature, Extent and Quality of Services. With respect to the approval of the New InfraCap Agreement, the Board considered InfraCap’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, since the Board’s consideration of the Current InfraCap Agreement on August 27, 2013 and August 26, 2014. Based on the foregoing information and a review of the information provided by InfraCap in support of the Current InfraCap Agreement, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by InfraCap were appropriate for the InfraCap Fund and, thus, determined to approve the New InfraCap Agreement.

Investment Performance. The Board considered comparative information regarding the InfraCap Fund’s investment performance relative to its benchmark index and peer group in connection with the approval of the New InfraCap Agreement. In this regard, among other things, the Board noted that the InfraCap Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of the InfraCap Fund, including trading activity in the InfraCap Fund’s shares.

Cost of Services and Projected Profits of the Adviser with respect to the InfraCap Fund. In analyzing the cost of services and profitability of InfraCap, the Board considered that the Transaction would result in no changes to the aggregate fees charged to the InfraCap Fund under the New Advisory Agreement and the New InfraCap Agreement, and the InfraCap Fund would pay the same aggregate fee rate to the Adviser and InfraCap as it currently pays in the existing advisory arrangements. Further, the Board noted that InfraCap does not charge any similar client a lower fee rate for similar strategies and that other investment vehicles offering comparable strategies have similar fee levels. Based on the foregoing information, the Board concluded that the profitability level of the InfraCap Fund to InfraCap would not be unreasonable in light of the services to be provided by InfraCap under the New InfraCap Agreement.

Economies of Scale. The Board considered that the InfraCap Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New InfraCap Agreement.

Other Benefits Derived by the Adviser from its Relationship with the InfraCap Fund. The Board considered that (other than the sub-advisory fee) there are no material “fall-out” or ancillary benefits that accrue to InfraCap as a result of its relationship with the InfraCap Fund. Further, the Board noted that no such benefits are expected as a result of the Transaction. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New InfraCap Agreement.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the InfraCap Fund. In this regard, among other things, the Board noted that

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the manner in which its assets are managed would not change as a result of the Transaction, and the same people who currently manage its assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New InfraCap Agreement are substantially identical to those of the Current InfraCap Agreement. The Board also observed that, following the Transaction, the InfraCap Fund would have access to enhanced distribution capabilities.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New InfraCap Agreement and recommended approval of the New InfraCap Agreement by shareholders of the InfraCap Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New InfraCap Agreement and recommend approval to the InfraCap Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New InfraCap Agreement was in the best interests of the InfraCap Fund and its shareholders.

To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim InfraCap Agreement. If necessary, the Interim InfraCap Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New InfraCap Agreement. The terms of the Interim InfraCap Agreement are identical to those of the Current InfraCap Agreement and substantially identical to those of the New InfraCap Agreement, except the duration of the Interim InfraCap Agreement is limited and fees paid under the Agreement would be escrowed, all as described above.

Shareholder Approval

The vote of a majority of the outstanding shares of the InfraCap Fund is required for approval of the New InfraCap Agreement. The vote of a majority of the outstanding shares of the InfraCap Fund means the vote of the lesser of: (1) 67% or more of the shares of the InfraCap Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the InfraCap Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the InfraCap Fund. For purposes of determining the approval of the New InfraCap Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of the InfraCap MLP ETF vote FOR the New InfraCap Agreement.

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PROPOSAL 3:	To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement among the Trust, the Adviser and LifeSci index Partners, LLC

Current Sub-Advisory Agreement. LifeSci Index Partners, LLC, a Delaware limited liability company (“LifeSci”), currently provides investment sub-advisory services to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “BioShares Fund” and together the “BioShares Funds”) pursuant to a Sub-Advisory Agreement dated as of December 1, 2014 (each such Sub-Advisory Agreement, a “Current LifeSci Agreement”, and together, the “Current LifeSci Agreements”). The Current LifeSci Agreements were initially approved by the Board of Trustees, including a majority of the members of the Independent Trustees, on November 18, 2014.

Under each Current LifeSci Agreement, LifeSci receives from the applicable BioShares Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the BioShares Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, LifeSci is responsible for paying all of the expenses of the BioShares Fund except for LifeSci’s fee, payments under the BioShares Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the BioShares Fund.

The BioShares Funds did not pay any fees to LifeSci during the fiscal year ended October 31, 2014.

Assignment and Termination of the Current LifeSci Agreements. By their terms, the Current LifeSci Agreements will terminate upon the termination of the Current Advisory Agreement (which, as discussed above, will terminate upon the closing of the Transaction).

Comparison of Current Advisory Agreement to New Sub-Advisory Agreement. The terms of the proposed New Sub-Advisory Agreements for the BioShares Funds (each, a “New LifeSci Agreement” and together, the “New LifeSci Agreements”) are substantially identical to those of the Current LifeSci Agreements, and differ only with respect to the effective date and termination date of the New LifeSci Agreements.

Investment Management Services. As stated above, upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of each BioShares Fund to LifeSci under the New LifeSci Agreement for the applicable BioShares Fund in the same manner as the Adviser has currently delegated such obligations pursuant to the Current LifeSci Agreement for the applicable BioShares Fund. As is the case under the Current LifeSci

28

Agreements, LifeSci is charged under each New LifeSci Agreement with: (i) managing the investment and reinvestment of assets of the applicable BioShares Fund; (ii) determining the securities to be purchased, retained or sold by the applicable BioShares Fund; and (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) voting proxies on behalf of the applicable BioShares Fund; and (v) providing other administrative, managerial and oversight services to the applicable BioShares Fund, all subject to the supervision of the Adviser and the Board of Trustees of the Trust and in accordance with the Investment Company Act, and any rules thereunder, and the investment objectives and policies of the applicable BioShares Fund.

Fees. Under each New LifeSci Agreement, the Adviser will receive from the applicable BioShares Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the BioShares Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, LifeSci is responsible for paying all of the expenses of the BioShares Fund (including, without limitation, the Adviser’s fee) except for LifeSci’s fee, payments under the BioShares Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the BioShares Fund. This is the same fee arrangement under the Current LifeSci Agreements.

Continuance. If the New LifeSci Agreement is approved by shareholders of a BioShares Fund, it will become effective with respect to that BioShares Fund upon the consummation of the Transaction. Each New LifeSci Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the BioShares Fund. In either event, continuance of each New LifeSci Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. Each New LifeSci Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the applicable BioShares Fund, or by the Adviser. Each New LifeSci Agreement will automatically terminate in the event of its assignment, as defined by the Investment Company Act and the rules thereunder, or if the New Advisory Agreement is terminated.

Limitation of Liability. Each New LifeSci Agreement provides that LifeSci shall not be liable for any error of judgment or for any loss suffered by the Trust or the BioShares Funds in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

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In the event the Transaction is not consummated for any reason, LifeSci will continue to serve as the investment sub-adviser to the BioShares Funds pursuant to the terms of the Current LifeSci Agreements.

The form of the proposed New LifeSci Agreement for each BioShares Fund is attached as Exhibit C. The descriptions of each New LifeSci Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit C.

Interim Sub-Advisory Agreement. In the event shareholders of a BioShares Fund do not approve the New LifeSci Agreement prior to the closing of the Transaction, an interim Sub-Advisory Agreement between the Trust, on behalf of the BioShares Fund, the Adviser and LifeSci (the “Interim LifeSci Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim LifeSci Agreements at the February 19, 2015 meeting in order to assure continuity of investment advisory services to the BioShares Funds following the Transaction. The terms of the Interim LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements and the New LifeSci Agreements, except for the term and escrow provisions described below.

Term of Interim LifeSci Agreement. Each Interim LifeSci Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the applicable BioShares Fund approve the New LifeSci Agreement.

Escrow Provisions of the Interim LifeSci Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by LifeSci under any Interim LifeSci Agreement will be held in an interest-bearing escrow account. If shareholders of a BioShares Fund approve the New LifeSci Agreement for that BioShares Fund prior to the end of the 150-day period, the amount held in the escrow account under the applicable Interim LifeSci Agreement will be paid to LifeSci. If shareholders of a BioShares Fund do not approve the New LifeSci Agreement for that BioShares Fund prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the BioShares Fund, and LifeSci will be paid the lesser of its costs incurred in performing its services under the applicable Interim LifeSci Agreement or the total amount in the escrow account, plus interest earned.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Independent Trustees, review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At an in-person meetings on November 18, 2014, the Board, including the Independent Trustees, reviewed and considered the initial approval of the Current LifeSci Agreements for the

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BioShares Funds. In a telephonic meeting on February 13, 2015 and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New LifeSci Agreements for the BioShares Funds, pursuant to which LifeSci would provide the BioShares Funds with the same services on substantially the same terms.

At the February 19, 2015 meeting, Board noted that at the November 18, 2014 meeting it had engaged in the same evaluation process of the Current LifeSci Agreements as is now required with respect to the New LifeSci Agreements. LifeSci represented to the Board that there had been no material changes or developments relating to it since the approval of the Current LifeSci Agreements, other than changes subsequently reported to the Board. In light of the proximity of the Board’s consideration of the approval of the Current LifeSci Agreements and its ongoing oversight of LifeSci, the Board determined that it was not necessary to repeat in toto all aspects of its review of LifeSci. Thus, in considering whether to approve the New LifeSci Agreements for the BioShares Funds, the Board focused on the effect that the Transaction would likely have on LifeSci and the BioShares Funds.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction and requested and received information from LifeSci. In addition, at the February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the BioShares Funds and their advisory arrangements. The information requested and received by the Board regarding the Transaction, among other information, was extensive and is detailed earlier in the Joint Proxy Statement.

Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New LifeSci Agreement and recommended approval of the New LifeSci Agreements to the shareholders of each BioShares Fund.

In determining whether to approve the New LifeSci Agreements, the Trustees considered the best interests of each BioShares Fund. In particular, the Board considered its review of the Current LifeSci Agreements on November 18, 2014, and the information received in connection with its February 19, 2015 meeting. On each occasion, the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by LifeSci; (2) the costs of the services to be provided and profits to be realized by LifeSci from its relationship with each BioShares Fund, as well as fee rates charged by LifeSci and other advisers for comparable strategies; (3) the extent to which economies of scale may be realized as each BioShares Fund grows and whether management fee levels reflect these

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economies of scale for the benefit of Fund investors; (4) other benefits to be derived by LifeSci from its relationship with the BioShares Funds; and (5) the likely effects of the Transaction on the Fund and its shareholders. In addition, at the February 19 meeting, the Board considered the performance of the BioShares Funds.

Nature, Extent and Quality of Services. With respect to the approval of the New LifeSci Agreement for each BioShares Fund, the Board considered LifeSci’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, since the Board’s consideration of the Current LifeSci Agreements on November 18, 2014. Based on the foregoing information and a review of the information provided by LifeSci in support of the Current LifeSci Agreements, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by LifeSci were appropriate for the BioShares Funds and, thus, determined to approve the New LifeSci Agreements for the BioShares Funds.

Investment Performance. The Board considered comparative information regarding each BioShares Fund’s investment performance relative to its benchmark index and peer group in connection with the approval of the New LifeSci Agreements. In this regard, among other things, the Board noted that each BioShares Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of the BioShares Funds, including trading activity in the BioShares Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the BioShares Funds. In analyzing the cost of services and profitability of LifeSci, the Board considered that the Transaction would result in no changes to the aggregate fees charged to either BioShares Fund under the new advisory arrangements, and that each BioShares Fund would pay the same aggregate fee rate to the Adviser and LifeSci as it currently pays in the existing advisory arrangements. Further, the Board noted that the LifeSci does not charge any client a lower fee rate for similar strategies and that other investment vehicles offering comparable strategies have similar fee levels. Based on the foregoing information, the Board concluded that the profitability level of the BioShares Funds to LifeSci would not be unreasonable in light of the services to be provided by LifeSci under the New LifeSci Agreements.

Economies of Scale. The Board considered that each BioShares Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New LifeSci Agreements.

Other Benefits Derived by the Adviser from its Relationship with the BioShares Funds. The Board considered that (other than the sub-advisory fee) there are no material “fall-out” or ancillary benefits that accrue to LifeSci as a result of its relationship with the BioShares Funds. Further, the Board noted that no such benefits are expected as a result of the

32

Transaction. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New LifeSci Agreements.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the BioShares Funds. In this regard, among other things, the Board noted that the manner in which its assets are managed would not change as a result of the Transaction, and the same people who currently manage its assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements. The Board also observed that, following the Transaction, the BioShares Funds would have access to enhanced distribution capabilities.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New LifeSci Agreements and recommended approval of the New LifeSci Agreements by shareholders of each BioShares Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New LifeSci Agreements and recommend approval to the BioShares Funds’ shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New LifeSci Agreements was in the best interests of each BioShares Fund and its shareholders.

To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim LifeSci Agreements. If necessary, the Interim LifeSci Agreements will take effect upon the closing of the Transaction with respect to one or both BioShares Funds, if shareholders of such Fund(s) have not yet approved the applicable New LifeSci Agreement. The terms of the Interim LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements and the New LifeSci Agreements, except the duration of the Interim LifeSci Agreements is limited and fees paid under the Interim LifeSci Agreements would be escrowed, all as described above.

Shareholder Approval

The vote of a majority of the outstanding shares of a BioShares Fund is required for approval of the New LifeSci Agreement for that BioShares Fund. The vote of a majority of the outstanding shares of a BioShares Fund means the vote of the lesser of: (1) 67% or more of the shares of the BioShares Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the BioShares Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the BioShares Fund. For purposes of determining the approval of a New LifeSci Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of each BioShares Fund vote FOR that Fund’s New LifeSci Agreement.

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PROPOSAL 4:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on February 19, 2015 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were shares of beneficial interest of the Funds outstanding.

[INSERT TABLE.]

All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or a Fund) on the Record Date.

[INSERT TABLE.]

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to

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adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a Proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against a Proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Investment Adviser

Etfis Capital LLC, with its principal place of business at 6 E. 39th Street, Suite 1003, New York, NY 10016, serves as the investment adviser to the Funds. The Adviser is currently owned and controlled by the Adviser’s Parent, the sole member of the Adviser. The Adviser’s Parent is owned and controlled by William J. Smalley, who also serves as President, Chief Executive Officer and Secretary of the Trust, and Matthew B. Brown, who also serves as Chief Compliance Officer of the Trust. Brinton W. Frith serves as the Adviser’s President. The Adviser’s Parent is also the owner and sole member of the Distributor.

Following the consummation of the Transaction, Virtus will own a majority equity interest in NewCo, which will wholly own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s management team will own the remaining equity interest in NewCo. There are no changes to the executive officers of the Adviser anticipated as a result of the Transaction.

The following is a list of the current executive officers of the Adviser, and their current positions with the Funds, if any:

Name	Position with Adviser	Position with Funds
Brinton W. Frith	President	None
Matthew B. Brown	Chief Compliance Officer	None

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The address for each of the aforementioned officers is 6 E. 39th Street, Suite 1003, New York, NY 10016.

During the fiscal year ended October 31, 2014, the InfraCap MLP ETF paid the Adviser $____ for the services provided by the Chief Compliance Officer of the Trust. The Chief Compliance Officer is an employee of the Adviser. The Funds will continue to pay for services provided by the Chief Compliance Officer under the New Advisory Agreements. Effective ______, the Funds pay an annual aggregate fee of $______ to the Chief Compliance Officer, which amount is paid by each Fund’s Sub-Adviser out of its sub-advisory fee.

Investment Sub-Advisers

Infrastructure Capital Advisors, LLC. Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019, serves as the investment sub-adviser to the InfraCap MLP ETF. Infrastructure Capital Advisors, LLC is controlled by Jay Hatfield, its founder and Chief Executive Officer.

The following is a list of the current directors and executive officers of InfraCap, and their current positions with the Funds, if any:

Name	Position with InfraCap	Position with InfraCap Fund
Jay Hatfield	Founder And Chief Executive Officer	Portfolio Manager
Edward Ryan	Chief Financial Officer And Chief Operation Officer	None
William Schreier	Managing Director And Portfolio Manager	None
David Mader	Associate	None
Kathryn Beller	Chief Compliance Officer	None

LifeSci Index Partners. LifeSci Index Partners, LLC, 250 West 55th Street, Suite 16B, New York, NY 10019, serves as the investment sub-adviser to the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund. LifeSci is controlled by its principals, Paul Yook, its Managing Member and Founder, Andrew McDonald, its Chief Executive Officer and Co-Founder, and Michael Rice, its Co-Founder.

The following is a list of the current directors and executive officers of LifeSci, and their current positions with the Funds, if any:

Name	Position with LifeSCi	Position with BioShares Funds
Paul Yook	Founder & Managing Member	Portfolio Manager
Andrew McDonald	Co-Founder & CEO	Portfolio Manager
Michael Rice	Co-Founder	None
Herbert Pontzer	Chief Compliance Officer	None

Principal Underwriter

The Distributor serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is located at 6 E. 39th Street,

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Suite 1003, New York, NY 10016. For the fiscal year ended October 31, 2014, in accordance with the unified fee structure for the InfraCap Fund, InfraCap paid the Distributor $2,500 in fees in connection with the Distributor’s provision of distribution services on behalf of the InfraCap Fund.

Administration and Other Services

The Adviser’s Parent, located at 6 E. 39th Street, Suite 1003, New York, New York 10016, serves as the Fund’s operational administrator. The Adviser’s Parent supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund's operations, the service providers' communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Adviser’s Parent also provides persons satisfactory to the Board to serve as officers of the Trust. For the fiscal year ended October 31, 2014,  in accordance with the unified fee structure for the InfraCap Fund, InfraCap paid the Adviser’s Parent $2,500 in fees in connection with the Adviser’s Parent’s provision of administration services on behalf of the InfraCap Fund.

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Annual and Semiannual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at or write to _______. The annual and semi-annual reports for the InfraCap Fund are available for download at www.infracapmlp.com, and the annual and semi-annual reports for the BioShares Funds are available for download at www.BioShares.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder Proposals to be considered for presentation at the

37

Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder Proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, Proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder Proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder Proposal should be sent to _________.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Joint Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. Each Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Joint Proxy Statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing a Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Joint Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, write to ETFis Series Trust I, 6 E. 39th Street, Suite 1003, New York, NY 10016, or call the Trust toll-free at ______ or email the Adviser at __________.

By Order of the Board of Trustees,

William J. Smalley
Secretary

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Date: _______, 2015

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

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Exhibit A

Form of proposed new Investment Advisory Agreement

by and between

the Trust, on behalf of the Funds, and Etfis Capital LLC

{To be inserted}

Exhibit B

Form of proposed new Investment Sub-Advisory Agreement

by and among

the Trust, on behalf of the InfraCap MLP ETF, the Adviser and
Infrastructure Capital Advisors, LLC

{To be inserted}

Exhibit C

Form of proposed new Investment Sub-Advisory Agreement

by and among

the Trust, on behalf of THE BioShares Biotechnology
Products Fund and BioShares Biotechnology Clinical Trials
Fund, the Adviser and LifeSci Index Partners, LLC

{To be inserted}